UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2005

McMoRan Exploration Co.

Delaware	001-07791	72-1424200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1615 Poydras Street
New Orleans, Louisiana 70112

Registrant's telephone number, including area code: (504) 582-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

McMoRan Exploration Co. issued a press release dated January 20, 2005, announcing its fourth-quarter and twelve-month 2004 results (see exhibit 99.1) and presented slides on its web site that accompanied its January 20, 2005, earnings conference call (see exhibit 99.2).

Item 9.01. Financial Statements and Exhibits.

(c)        Exhibits.

The Exhibits included as part of this Current Report are listed in the attached Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McMoRan Exploration Co.

By: \s\ C. Donald Whitmire, Jr.
----------------------------------------
C. Donald Whitmire, Jr.
Vice President and Controller -
Financial Reporting
(authorized signatory and
Principal Accounting Officer)

Date: January 20, 2005

McMoRan Exploration Co.
Exhibit Index

Exhibit
Number

99.1	Press release dated January 20, 2005, titled “McMoRan Exploration Co. Reports Fourth-Quarter and Twelve-Month 2004 Results & Updates Gulf of Mexico Drilling & Main Pass Energy HubTM Activities”

99.2	Slides presented in conjunction with January 20, 2005, McMoRan Exploration Co. fourth quarter 2004 earnings conference call conducted via the internet.